Rydex|SGI Variable Funds SUMMARY PROSPECTUS

                                                                     May 1, 2010

                                                                        SERIES Z
                                                      (ALPHA OPPORTUNITY SERIES)

                                                                       art: Logo

                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)

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Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, statement of additional information (SAI), annual report and other information about the fund online at https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/VA_PDFs/
SBL/SBL_AOZ.pdf. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to: sservices@sg-investors.com.

The fund's prospectus and SAI, each dated May 1, 2010, and the fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.
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                                                         WWW.SECURITYBENEFIT.COM
                           RYDEX DISTRIBUTORS, INC., SECURITY DISTRIBUTORS, INC.

SUMAOZ-0510 x0511
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SBL FUND
ONE SECURITY BENEFIT PLACE
TOPEKA, KANSAS 66636-0001


                          SUPPLEMENT DATED MAY 1, 2010
                         TO PROSPECTUS DATED MAY 1, 2010


The following information supplements and amends the information in the Prospectus regarding SERIES Z (ALPHA OPPORTUNITY SERIES) (THE "SERIES"):

Effective as of the close of business on October 3, 2008, and until further notice, the Series is not accepting subscriptions for shares from either new or existing shareholders (except subscriptions through automatic dividend reinvestments in the Series). Of course, a shareholder may sell (or "redeem") shares at any time (please see "Selling Shares" for more information). The Series is currently unable to pursue its investment strategy of short sales of securities of non-U.S. issuers, which affects its ability to meet its investment objective. As noted in SBL Fund's shareholder report dated December 31, 2009, SBL Fund is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe and its administrator. SBL Fund is uncertain when it will resume its full investment program.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



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INVESTMENT OBJECTIVE -- Series Z seeks long-term growth of capital.

FEES AND EXPENSES OF THE SERIES -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

     SHAREHOLDER FEES (fees paid directly from your investment)

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Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
 of offering price)                                                         None
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     ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees                                                            1.25%
Other expenses                                                             1.60%
Acquired fund fees and expenses                                            0.07%
TOTAL ANNUAL FUND OPERATING EXPENSES                                       2.92%
Fee waiver (and/or expense reimbursement)(1)                              -0.57%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
(AND/OR EXPENSE REIMBURSEMENT)                                             2.35%
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     1    The Investment Manager has contractually agreed through April 30, 2011 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of a Series to an indicated annual percentage of average daily net assets. The Series may have "Total annual operating expenses after fee waiver" greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).
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     EXAMPLE. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

     The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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      1 YEAR           3 YEARS          5 YEARS          10 YEARS
       $238              $850            $1,488           $3,202
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     PORTFOLIO TURNOVER. The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction. These costs, which are not reflected in annual operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 555% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- Series Z pursues its objective by investing, under normal market conditions, according to three investment strategies: (i) a long/short strategy with an emphasis on securities of domestic issuers managed by Mainstream Investment Advisers, LLC ("Mainstream" and the "Mainstream


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Sub-Portfolio"), one of the Series' sub-advisers; (ii) a long/short strategy with an emphasis on securities of non-U.S. issuers managed by Security Global Investors, LLC ("SGI" and the "SGI Sub-Portfolio"), another of the Series' sub-advisers; and (iii) a portfolio of equity securities, equity derivatives and fixed income securities managed directly by Security Investors, LLC (the "Investment Manager" and the "Investment Manager Sub-Portfolio") that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). Mainstream, SGI and the Investment Manager each manages its allocation of the Series' assets according to its respective strategy, and their trading decisions are made independently.

     "Alpha" in the Series' name refers to the potential for the Series' portfolio to achieve returns that are favorable relative to the amount of risk taken.

     The Series has a target allocation of approximately 37.5% of total assets in the Mainstream Sub-Portfolio, 37.5% of total assets in the SGI Sub-Portfolio and 25% of total assets in the Investment Manager Sub-Portfolio to be managed in accordance with the respective strategies of each sub-portfolio. All daily cash inflows and outflows will be allocated to the Investment Manager Sub-Portfolio of the Series. Approximately once a month, the Investment Manager will review the allocations in each of the sub-portfolios. When the Investment Manager Sub-Portfolio is greater than 25% or less than 15% of the Series' total assets, the Investment Manager usually will rebalance the Series' portfolio by reallocating the assets among the sub-portfolios so that the Series returns to the target allocation. The Investment Manager will also usually rebalance the SGI and Mainstream Sub-Portfolios of the Series when the difference between those sub-portfolios is more than 10% of the Series' total assets so that the percentage of the Series' total assets in each of the Mainstream and SGI Sub-Portfolios returns to approximately 37.5%.

     The Series may invest up to 50% of its net assets in foreign securities, not including ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. The Series may invest in issuers of any size, including small-capitalization issuers.

     Certain investment vehicles' securities in which the Series may invest may be illiquid.

     Under adverse market conditions, the Series can make temporary defensive investments and may not be able to pursue its objective.

     STRATEGIES OF THE MAINSTREAM SUB-PORTFOLIO. The Series pursues its domestic long/short strategy by investing primarily in publicly-traded equity securities, principally common stocks, but to a lesser degree in exchange traded funds and other securities with equity characteristics. If there are an insufficient number of available securities meeting the purchase criteria of Mainstream, the Series may also hold a portion of its assets in cash and money market instruments, and such holdings may be substantial. Dividend and interest income will be an incidental consideration. The Series engages in short sales of securities believed to be overvalued.

     Mainstream seeks to identify individual stocks with solid underlying financial fundamentals, trading at levels representing value relative to the market generally. Mainstream uses technical and fundamental methods of analysis to choose stocks for the Series' portfolio. The technical analyses used include a relative strength index ("RSI"), price moving averages and price relative to historical market averages.

     Mainstream also uses bottom-up analysis by evaluating the 2,000 or so most actively traded stocks in the marketplace. The bottom-up analysis reviews stock prices in relationship to their stock price moving averages and ranks them by their RSIs. A purchase candidate is identified as a stock that is at fair value or undervalued to the marketplace. A sale candidate is identified as a stock that is expensive or overbought. These action candidates are then grouped by industry. Mainstream also considers the industry and underlying financial fundamentals of the action candidates. Where the fundamentals are positive relative to their valuations, the stocks may be purchased. Stocks with high RSIs may be sold. Stocks with high RSIs and deteriorating fundamentals may be sold short.

     A top-down evaluation of the stock and bond markets, primarily based on their RSIs, is also used. A high RSI may indicate that the marketplace is expensive or overbought; conversely, a low RSI may indicate that the marketplace is inexpensive or oversold. Mainstream uses the RSI in combination with an analysis of the short-term outlook for corporate earnings, interest rates, currencies and commodities to determine the overall stock to cash and long stock to short stock allocations.

     Mainstream actively manages its portion of the Series' portfolio and will buy and sell securities frequently. This active trading will increase the costs the Series incurs and may increase the amount of tax an investor pays on the Series' returns.


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     STRATEGIES OF THE SGI SUB-PORTFOLIO. The Series pursues a global long/short strategy by holding long (purchasing) foreign and domestic common stocks or convertible stocks of companies SGI believes will outperform the market and by selling short those securities believed to be overvalued or expected to underperform the market.

     SGI may also invest a portion of the Series' assets in options, futures contracts and foreign currencies, which may be used to hedge its portion of the Series' portfolio, to increase returns or to maintain exposure to the equity markets. SGI may engage in short sales of securities believed to be overvalued or expected to underperform the market. SGI may also invest in emerging market countries. With respect to investments in foreign securities, there is no limit in the amount that the SGI Sub-Portfolio may invest in securities issued by companies from emerging markets.

     SGI uses both quantitative and qualitative techniques to identify long and short investment opportunities. SGI's universe of securities begins with the 5,000 largest publicly traded companies globally. Through quantitative screening and fundamental analysis, SGI narrows the universe of securities to a list of long and short investment opportunities. SGI then builds a portfolio of securities designed to maximize the absolute returns of the sub-portfolio from SGI's selection methodology while working to maintain prudent risk controls.

     SGI will consider buying a security that is not currently held in its sub-portfolio when the security candidate has passed through the research process and SGI believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets SGI's criteria. In the case of a security already held in its sub-portfolio, SGI will consider adding to the position in the event the security has been unusually weak in the market based on SGI's analysis and SGI continues to believe that the one year price objective is valid. This active trading will increase the costs the Series incurs and may increase the amount of tax an investor pays on the Series' returns.

     STRATEGIES OF THE INVESTMENT MANAGER SUB-PORTFOLIO. With respect to the portion of the Series that it manages, the Investment Manager seeks investment returns that are similar to those of the S&P 500 Index by primarily investing in equity derivatives, such as futures contracts, options on futures contracts, and equity options. An equity derivative is a financial instrument whose value depends on, or is "derived" from, the value of an underlying asset or index, such as the S&P 500 Index. Getting magnified investment exposure on a small investment is referred to as "leverage," and it can increase the volatility of the Series' performance. However, because the Series ultimately is responsible for the entire amount of the investment exposure under an equity derivative, the Investment Manager will manage the remainder of its portion of the Series so that any leverage achieved through equity derivatives is reduced by other investments. While there are a number of ways of offsetting the leverage achieved through equity derivatives, the Investment Manager generally will do so by investing in fixed income securities in an amount sufficient to meet the Series' current obligations under the equity derivatives.

     The Investment Manager actively manages the fixed income securities with a view toward enhancing the Series' total return and recouping some of the transaction and financing costs associated with investing in equity derivatives, which are reflected in the operating costs of the Series. The Series' overall portfolio duration for its investments in fixed income securities is normally not expected to exceed one year. The fixed income securities in which the Series may invest include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities of U.S. issuers, including mortgage backed and other asset-backed securities; and bank certificates of deposit, fixed time deposits and bankers' acceptances.

     The Investment Manager may invest this portion of the Series' portfolio directly in S&P 500 securities when equity derivatives appear to be overvalued relative to the S&P 500 Index. The Investment Manager may employ fundamental analysis of factors such as earnings and earnings growth, price to earnings ratio, dividend growth, and cash flows to choose among stocks that satisfy the correlation tests.

     Stocks chosen for the Series are not limited to those with any particular weighting in the S&P 500 Index. The Series may also invest in exchange traded funds.

PRINCIPAL RISKS -- The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

     ACTIVE TRADING RISK. Active trading, also called "high turnover," may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

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     CONVERTIBLE SECURITIES RISK. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The Series could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

     CREDIT RISK. The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

     DERIVATIVES RISK. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including limited ability to enter into or unwind a position, imperfect correlations with underlying investments or the Series' other portfolio holdings, lack of availability and the risk that the counterparty may default on its obligations.

     EMERGING MARKETS RISK. Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

     EQUITY SECURITIES RISK. Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

     FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

     GROWTH STOCKS RISK. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

     INDEX RISK. The performance of an investment that seeks to track a benchmark index may not correspond to the benchmark index for any period of time. Such an investment may not duplicate the exact composition of its index. In addition, unlike a fund or other investment, the returns of an index are not reduced by expenses, and therefore, the ability of a Series to match the performance of the index is adversely affected by the costs of buying and selling investments as well as other expenses.

     INTEREST RATE RISK. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities, and share price to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

     INVESTMENT IN INVESTMENT VEHICLES RISK. Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, a Series and its shareholders will incur its pro rata share of the expenses of the underlying vehicles' expenses.

     LEVERAGE RISK. The Series' use of leverage may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

     LIQUIDITY RISK. Investments are subject to liquidity risk when they are difficult to purchase or sell.

     MANAGEMENT RISK. The Series is actively managed. There is no guarantee that the investment strategies will be successful.

     MARKET RISK. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

     SHORT SALES RISK. Short selling a security involves selling a borrowed security with the expectation that the value of that security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security

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may rise, thereby increasing the price at which the security may be purchased.
Government actions also may affect the Series' ability to engage in short selling.

     SMALLER COMPANIES RISK. The securities of smaller companies are subject to greater volatility, especially during periods of economic uncertainty. These risks are likely to be greater for micro-cap companies.

     VALUE STOCKS RISK. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series' share performance from year to year and by showing how the Series' average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

     The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.

       Bar Chart
   2004        12.6%
   2005         6.7%
   2006        13.1%
   2007        18.2%
   2008       -34.8%
   2009        30.4%

HIGHEST QUARTER RETURN
3Q 2009                15.47%

LOWEST QUARTER RETURN
4Q 2008               -21.68%

     AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

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                                                                                                              SINCE
                                                                                                           INCEPTION
                                                                                 1 YEAR       5 YEARS       7/7/2003
Series Z                                                                         30.39%         3.93%          7.67%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)              26.46%         0.42%          3.97%
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


MANAGEMENT OF THE SERIES --

     INVESTMENT MANAGER AND SUB-ADVISERS. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Series. Mainstream Investment Advisers, LLC and Security Global Investors, LLC are Sub-Advisers to the Series.

     PORTFOLIO MANAGERS. Michael P. Byrum, Michael J. Dellapa, and Ryan A. Harder are primarily responsible for the day-to-day management of a portion of the Series, and each holds the title "Portfolio Manager" with the Investment Manager; they have managed the Series since May 2010. William Jenkins and Charles Craig are primarily responsible for the day-to-day management of a portion of the Series, and each holds the title "Portfolio Manager" with the Sub-Adviser, Mainstream; they have managed the Series since July 2003. David Whittall, Scott Klimo, Yon Perullo, and Mark Kress are primarily responsible for the day-to-day management of a portion of the Series, and each holds the title "Portfolio Manager" with the Sub-Adviser, SGI; they have managed the Series since August 2008.


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PURCHASE AND SALE OF SERIES' SHARES -- Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION -- Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES -- The Series and its related companies may pay financial intermediaries and financial representatives for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary or financial representative to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or financial representative or visit your financial intermediary's website for more information.


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RYDEX | SGI
SECURITY GLOBAL INVESTORS (SM)
5801 SW 6th Avenue o Topeka, Kansas 66636-0001 o www.rydex-sgi.com RYDEX DISTRIBUTORS, INC.

SUMAOZ-0510 x0511